                      SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





                                April 17, 2000
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                             1st Net Technologies, Inc.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



        Colorado                   0-27145                33-0756798
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number



                  11423 W. Bernardo Ct., San Diego, CA 92127
       -----------------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code



                                (858) 675-4449
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      1st Net Technologies, Inc., a Colorado corporation (the "Company") engaged Argy & Company as the Company's independent accountants replacing the Company's prior independent accountants, Corbin & Wertz. The resignation of Corbin & Wertz was previously reported on Form 8-K filed with the Securities and Exchange Commission.




                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                              1st Net Technologies, Inc.




April 25,2000                 By: /s/ James Watson
                                  James Watson, Chief Executive Officer


























                                       2